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                                                                   EXHIBIT 21.01
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WEST CORPORATION AND SUBSIDIARIES

NAME                                                      STATE OF ORGANIZATION  DBAS
West Corporation                                          Delaware               West Corporation (Delaware)
West International Corporation                            Delaware               None
West Facilities Corporation                               Delaware               Delaware Facilities Corporation
West Business Services, LP                                Delaware               Dakotah
                                                                                 West Business Services Limited Partnership
                                                                                 West Telemarketing Corporation Outbound
West Contact Services, Inc.                               Philippines            None
Jamaican Agent Services Limited                           Jamaica                None
West Asset Management, Inc.                               Delaware               WAM West Asset Management, Inc.

West Interactive Corporation                              Delaware               None
West Direct, Inc.                                         Delaware               Legal Rewards
                                                                                 Major Savings
                                                                                 Savings Direct
                                                                                 TeleConference USA
                                                                                 West Direct, Inc. (Delaware)
InterCall, Inc.                                           Delaware               Conferencecall.com
                                                                                 ECI Conference Call Services
                                                                                 West Conferencing Services, Inc.
Northern Contact, Inc.                                    Delaware               None
West Telemarketing Corporation II                         Delaware               None
West Telemarketing Canada, ULC                            Canada                 None
Attention Funding Corporation                             Delaware               None
Attention Funding Trust                                   Delaware               None
InterCall Telecom Ventures, LLC                           Delaware               None
InterCall, Inc. (Canada)                                  Canada                 None
InterCall Australia Pty. Ltd.                             Australia              None
InterCall Singapore Pte. Ltd.                             Singapore              None
InterCall Hong Kong Limited                               Hong Kong              None
InterCall Asia Pacific Holdings Pty. Ltd.                 Australia              None
InterCall New Zealand Limited                             New Zealand            None
InterCall Conferencing Services, Ltd.                     United Kingdom         None
Legal Connect Limited                                     United Kingdom         None
InterCall Japan KK                                        Japan                  None
West Transaction Services, LLC                            Delaware               None
West Transaction Services II, LLC                         Delaware               None
Centracall Limited                                        United Kingdom         None
Conferencecall Services India Private Limited             India                  None
Rockies Acquisition Corporation                           Delaware               None
West Carmex Investments, LLC                              Delaware               None
West International Asset Management, LLC                  Nevada                 None
BuyDebtCo, LLC                                            Nevada                 None
West Asset Purchasing, LLC                                Nevada                 None
The Debt Depot, LLC                                       Delaware               None
Worldwide Asset Purchasing, LLC                           Nevada                 None
Portfolios NAM S. de R.L. de C.V.                         Mexico                 None
Portfolios NAM-1, S. de R.L. de C.V.                      Mexico                 None
CGA Corporation Gerencial de Activos, S. de R.L. de C.V.  Mexico                 None
Cobranza Express de Mexico, S. de R.L. de C.V.            Mexico                 None
West Receivable Services, Inc.                            Delaware               None
Asset Direct Mortgage, LLC                                Delaware               None
West Telemarketing, LP                                    Delaware               None

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WEST CORPORATION AND SUBSIDIARIES

NAME                                                      DBA STATE
West Corporation                                          NE, MN
West International Corporation
West Facilities Corporation                               TX
West Business Services, LP                                AR, FL, GA, ID, IL, KY, TX, WA
                                                          WY
                                                          CA
West Contact Services, Inc.
Jamaican Agent Services Limited
West Asset Management, Inc.                               PA, TX

West Interactive Corporation
West Direct, Inc.                                         CT, NE
                                                          CT, NE
                                                          CT, NE
                                                          CO, CT, GA, NE, TX
                                                          TX
InterCall, Inc.                                           IL, TX
                                                          NJ
                                                          TX
Northern Contact, Inc.
West Telemarketing Corporation II
West Telemarketing Canada, ULC
Attention Funding Corporation
Attention Funding Trust
InterCall Telecom Ventures, LLC                           TX
InterCall, Inc. (Canada)
InterCall Australia Pty. Ltd.
InterCall Singapore Pte. Ltd.
InterCall Hong Kong Limited
InterCall Asia Pacific Holdings Pty. Ltd.
InterCall New Zealand Limited
InterCall Conferencing Services, Ltd.
Legal Connect Limited
InterCall Japan KK
West Transaction Services, LLC
West Transaction Services II, LLC
Centracall Limited
Conferencecall Services India Private Limited
Rockies Acquisition Corporation
West Carmex Investments, LLC
West International Asset Management, LLC
BuyDebtCo, LLC
West Asset Purchasing, LLC
The Debt Depot, LLC
Worldwide Asset Purchasing, LLC
Portfolios NAM S. de R.L. de C.V.
Portfolios NAM-1, S. de R.L. de C.V.
CGA Corporation Gerencial de Activos, S. de R.L. de C.V.
Cobranza Express de Mexico, S. de R.L. de C.V.
West Receivable Services, Inc.
Asset Direct Mortgage, LLC
West Telemarketing, LP
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